Exhibit 10.9

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT WAS OMITTED BY MEANS OF

MARKING SUCH INFORMATION WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED

CONFIDENTIAL INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT

THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Research Services Agreement

DETAILS

PARTIES
Monash	Monash University (ABN 12 377 614 012), a body corporate constituted in accordance with the Monash University Act 2009 (Vic) of Wellington Road, Clayton, Victoria, Australia 3800
Contracting Party	Incannex Pty Ltd (ABN 33 630 326 902) of PO Box 324, Collins Street West, Melbourne VIC 8007 (“Incannex”)
TERM
Commencement Date	15 February 2021
Completion Date

Phase 1: Six months from animal ethics clearance. Behaviour and Blood biomarkers preliminary report to be provided after five months.

Phase 2: Four months from Incannex notification to proceed with Phase 2.

RESEARCH SERVICES
Research Services	The research services described in Annexure A
Deliverables	A written report including detailed data analysis
Milestones

Description

1.       Delivery of Phase 1 behaviour and blood biomarkers report

2.       Delivery of Phase 1 ex vivo MRI report

3.       If at the completion of Phase 1 Incannex agrees to the commencement of Phase 2, delivery of Phase 2 report.

Key Personnel	Stuart McDonald, Richelle Mychasiuk,Sandy Shultz Department of Neuroscience, Central Clinical School
Contracting Party Responsibilities	● Incannex to provide 50 g of synthetic cannabidiol manufactured by SCI-pharmtech
Background IP	Monash Background IP: None Specified Contracting Party Background IP: Incannex has IP over the CBD isoflurane combination for treatment of traumatic brain injury.
Are Monash approvals (eg ethics/biosafety) required?	☐ YES ☒ NO
PAYMENT

Fees
	Phase 1: Invoicing date or Milestone	Amount $AUD (excl GST)
	Upon signing this agreement	[***]
	Upon Submission of two Phase 1 Reports	[***]
	TOTAL	[***]
* Parties have agreed that they can progress to Phase 2 project contingent upon success of Phase 1 and agreement of Contracting Party with additional fees of [***] + GST. Timeline and Schedule for the phase 2 to be agreed in writing by both parties.
	Phase 2: Invoicing date or Milestone	Amount $AUD (excl GST)
	Upon agreement	[***]
	Upon Submission of Phase 2 Report	[***]
	TOTAL	[***]
Expenses	Not Applicable

Research Services Agreement Option 2 (June 2020)	Page 1 of 17

CONTACT DETAILS
Address for notices	Monash address: Attention: Sean Meehan Director Contracts Management Office Address: Monash University New Horizons Building - Room 1.46, 20 Research Way, Clayton VIC 3800 Phone: [***] Email: [***]	Contracting Party address: Attention: Mr Glen Fowles Address: Incannex Pty Ltd PO Box 324 Collins Street West Melbourne VIC 8007 Phone: [***] Email: [***]
Address for invoices	Please send invoices via email to Glenn Fowles as above and copy Mark Bleackley mark@incannex.com.au

EXECUTED as an agreement

SIGNED for and on behalf of	)
MONASH UNIVERSITY by	)
its authorised officer:

Ross Coppel	)	/s/ Ross Coppel
Print Name		Signature

Senior Deputy Dean and
Director of Research, FMNHS		26 – 2 – 2021
Title		Date

SIGNED for and on behalf of	)
the CONTRACTING PARTY by	)
its authorised officer:	)

Joel Latham	)	/s/ Joel Latham
Print Name	)	Signature

Managing Director & CEO		10.03.2021
Title		Date

Research Services Agreement Option 2 (June 2020)	Page 2 of 17

Background

A.	The Contracting Party wishes to engage Monash to perform the Research Services.

B.	Monash agrees to perform the Research Services on the terms set out in this Agreement.

1.	Definitions

1.1	In this Agreement:

Agreement means this agreement, the Details, and annexures (if any);

Australian Sanctions Law means any law prohibiting or restricting dealings with proscribed states, persons or entities or seeking to prevent the proliferation of weapons, including but not limited to laws implementing the sanctions imposed by the United Nations Security Council.;

Background IP means Intellectual Property Rights owned or controlled by a Party at the Commencement Date or created or acquired independently of this Agreement, that a Party makes available for the performance of the Research Services, and includes Improvements and any Background IP specified in the Details;

Business Day means a weekday on which banks are open in Melbourne, Australia.

Confidential Information means information disclosed to a Party (Receiving Party) in any material form by the other Party (Disclosing Party) in relation to the Research Services which is by its nature confidential, which is designated by the Disclosing Party as confidential, or which the Receiving Party knows or ought to know is confidential, but does not include (or, as the case requires, ceases to include) information which:

(a)	is in the public domain at the time of disclosure;

(b)	is published or otherwise becomes part of the public domain through no fault of the Receiving Party;

(c)	was in the possession of the Receiving Party at the time of disclosure without an obligation of non-disclosure to the Disclosing Party;

(d)	is received from a third party without an obligation of non-disclosure;

(e)	is independently created by or on behalf of the Receiving Party by persons who had no knowledge of the Confidential Information; or

(f)	is required to be disclosed by law.

Controller means, in relation to a person:

(a)	a receiver, receiver and manager, administrator or liquidator (whether provisional or otherwise) of that person or that person’s property; or

(b)	anyone else who (whether or not as agent for the person) is in possession, or has control, of that person’s property to enforce an encumbrance;

Details mean the matters set out in the table on the front page(s) of this Agreement headed “Details”;

Developed IP means Intellectual Property Rights created or developed by or on behalf of Monash in the course of performing the Research Services, including the Deliverables, but expressly excluding Background IP;

Force Majeure Event has the meaning given to that term in clause 10.1;

GST means a goods and services tax imposed on the supply of goods and services (including intellectual property) under the A New Tax System (Goods and Services Tax) Act 1999 (Cth);

Research Services Agreement Option 2 (June 2020)	Page 3 of 17

Improvements means any improvements, enhancements, modifications, adaptations, extensions, developments, mutations, application of Background IP, and all other technical advances made by or on behalf of Monash to Background IP, whether or not protected by statute, in the course of providing the Research Services;

Insolvency Event means, in respect of a Party, any one or more of the following events or circumstances:

(a)	a winding up, dissolution, liquidation, provisional liquidation, administration or bankruptcy;

(b)	having a Controller or analogous person appointed to it or any of its property;

(c)	being unable to pay any of its debts as and when due and payable or being deemed to be insolvent under any provision of the Corporations Act 2001 (Cth) or any other law;

(d)	seeking protection from its creditors under any law, entering into a compromise, moratorium, assignment, composition or arrangement with, or for the benefit of, any of its members or creditors, or

(e)	any analogous event or circumstance to those described in paragraphs (a) to (d) under any law,

unless such event or circumstance occurs as part of a solvent reconstruction, amalgamation, compromise, arrangement, merger or consolidation approved by the other party (which approval is not to be unreasonably withheld or delayed);

Intellectual Property Rights means all rights resulting from intellectual activity whether capable of protection by statute, common law or in equity, including copyright, discoveries, inventions, patent rights, registered and unregistered trade marks, design rights, circuit layouts, plant varieties, the right to have confidential information kept confidential and all rights and interests of a like nature, together with any and all documentation relating to such rights and interests;

Party means Monash or the Contracting Party and Parties means both of them;

Personal Information means ‘personal information’ as defined in the Privacy and Data Protection Act 2014 (Vic) and ‘health information’ as defined in the Health Records Act 2001 (Vic);

Research Services means the research services to be provided by Monash under this Agreement, as described in the Details;

Term means the term of this Agreement as set out in clause 2.

1.2	All other capitalised expressions in this Agreement have the meanings given to them in the Details.

2.	Term

This Agreement will commence on the Commencement Date and will continue until the Completion Date, unless terminated earlier in accordance with this Agreement.

3.	Research Services

3.1	Performance

(a)	Monash agrees to:

(i)	carry out the Research Services in accordance with the terms of this Agreement, including providing the Deliverables and complying with the Milestones as set out in the Details;

(ii)	carry out the Research Services in accordance with all reasonable professional, scientific and ethical principles and standards;

(iii)	use reasonable endeavours to obtain any required Monash approvals and is not required to commence the Research Services until such approvals are obtained. If Monash approvals are unable to be obtained or obtained in a timely manner, the Parties will communicate with each other and decide whether to terminate this Agreement. If the Parties agree to terminate this Agreement under this clause, Monash will be entitled to payment for work done and Expenses incurred up to the date of termination; and

Research Services Agreement Option 2 (June 2020)	Page 4 of 17

(iv)	use reasonable endeavours to ensure that any Key Personnel are actively involved in delivering the Research Services. Where the Key Personnel leave the employ of Monash or are unable to perform the Research Services, Monash will use reasonable endeavours to provide a replacement subject to the Contracting Party’s approval which will not be unreasonably withheld or delayed. If a suitable replacement cannot be found or is not agreed to by the Parties, the Parties will communicate with each other and decide whether to terminate this Agreement. If the Parties agree to terminate this Agreement under this clause, Monash will be entitled to payment for work done and Expenses incurred up to the date of termination, and reasonable costs necessarily incurred arising from such termination.

(b)	The Contracting Party acknowledges and agrees that to the extent that Monash is unable to perform the Research Services, or there is a change in the scope of the Research Services, due to any act or omission of the Contracting Party or any Force Majeure Event, Monash may, acting reasonably, propose amendments to the Details and the Fees. Monash will promptly provide the Contracting Party with notice of such proposed amendments, whereupon the Parties will meet and agree on changes (if any). If the Parties are unable to agree on the changes, then the Agreement will be terminated on a date agreed between the Parties (both acting reasonably) and Monash will be paid all Fees and Expenses up to the date of termination, including any committed Fees and Expenses.

3.2	Contracting Party Responsibilities

(a)	The Contracting Party will comply with or perform the Contracting Party Responsibilities at its sole expense and will promptly provide Monash with any materials listed under the Contracting Party Responsibilities (Materials), in addition to all information and assistance reasonably required to enable Monash to carry out the Research Services.

(b)	The Contracting Party will:

(i)	ensure that the Materials are accurate, complete and current;

(ii)	ensure that it is entitled to supply the Materials to Monash for the purpose of the Research Services;

(iii)	ensure that the use of the Materials in connection with the Research Services is lawful and all required consents, permissions or authorisations relating to such use have been obtained;

(iv)	be responsible for arranging for the packaging and delivery of all Materials to Monash and for all associated costs. Monash will not be responsible for any damage to the Materials prior to delivery to it;

(v)	unless specified by written notice to Monash, ensure that the Contracting Party Materials, when used by Monash for the Research Services, are not reasonably capable of constituting a threat to safety, health, life, property or the environment; and

(vi)	ensure that it provides Monash all relevant information regarding the Materials, including, without limitation, information relating to the safe, secure and appropriate transportation, use, storage and disposal of the Materials.

Research Services Agreement Option 2 (June 2020)	Page 5 of 17

4.	Payment

4.1	Fees and Expenses

In consideration of Monash performing the Research Services, the Contracting Party must pay to Monash the Fees and Expenses in the manner specified in the Details.

4.2	Late Payment

Monash may suspend performance of the Research Services or its other obligations under this Agreement until any overdue amounts are paid. The Contracting Party will pay, if demanded, interest at a rate 2% higher than the rate fixed from time to time under the Penalty Interest Rates Act 1983 (Vic) on any amounts which the Contracting Party has not paid to Monash by the due date. Interest is to be calculated daily from the due date and will continue until the overdue amounts are paid.

5.	GST

5.1	Monash shall submit invoices for amounts payable according to the Details and the Contracting Party agrees and undertakes to pay such amounts within thirty (30) days of receipt of a valid tax invoice.

5.2	Any amount payable by the Contracting Party for anything supplied under this Agreement is expressed exclusive of GST. The Contracting Party will, on issue of a valid tax invoice (or other documentation required under GST laws to enable tax in-put credits to be claimed), pay Monash an additional amount equal to the GST liability payable by Monash on the supply within 30 days of the invoice.

6.	Intellectual Property Rights

6.1	Background IP

(a)	Each Party agrees that it will not have any claim, ownership or interest in the other Party’s Background IP, except as specified in this Agreement.

(b)	Where Background IP is contributed by the Contracting Party, the Contracting Party grants Monash a non-exclusive, royalty-free licence for the Term to use, reproduce, communicate, modify and adapt that Background IP solely for the purpose of providing the Research Services.

(c)	To the extent that Improvements have been made by Monash to the Contracting Party’s Background IP (Contracting Party Improvements), Monash agrees that title to, and all Intellectual Property Rights (including future copyright) in the Contracting Party Improvements will automatically be transferred and assigned to the Contracting Party, encumbrance free, such transfer and assignment to be effective on payment in full of the Fees and Expenses.

(d)	Monash agrees to execute all such further documents and do all such further acts, at the Contracting Party’s expense, that are necessary to effect the assignment in clause 6.1(c).

6.2	Ownership of Developed IP

(a)	Title to, and all Intellectual Property Rights (including future copyright) in, the Developed IP will automatically be transferred and assigned to the Contracting Party, encumbrance free, such transfer and assignment to be effective on payment in full of the Fees and Expenses.

(b)	Monash agrees to execute all such further documents and do all such further acts, at the Contracting Party’s expense, that are necessary to effect the assignment of the Developed IP to Contracting Party under clause 6.2(a).

Research Services Agreement Option 2 (June 2020)	Page 6 of 17

(c)	Where the use of any Monash Background IP is necessary for the Contracting Party to be able to fully utilise the Developed IP, Monash will grant the Contracting Party a non-exclusive licence, on reasonable commercial terms to be negotiated in good faith, to use, reproduce, communicate, publish, adapt and exploit that Background IP in conjunction with the Developed IP to the extent necessary and solely for the purpose of utilising the Developed IP.

6.3	Licence to Monash

(a)	The Contracting Party grants to Monash a non-exclusive, irrevocable, perpetual, free, worldwide licence to use, reproduce, communicate, publish, adapt and exploit the Developed IP solely for research, teaching and publication purposes (subject to Monash’s compliance with clause 9.2).

(b)	Where the use of any Background IP of the Contracting Party is necessary for Monash to be able to fully utilise the Developed IP in accordance with the licence granted to it under clause 6.3(a), the Contracting Party grants Monash a non-exclusive, irrevocable, perpetual, free, worldwide licence to use, reproduce, communicate, publish, adapt and exploit that Background IP in conjunction with the Developed IP solely for the purpose of utilising the Developed IP in accordance with clause 6.3(a).

7.	Liability, warranties and indemnity

7.1	Acknowledgement

The Contracting Party acknowledges and agrees that:

(a)	while Monash will exercise reasonable care and diligence in carrying out the Research Services, research work is by its nature uncertain and that the outcomes of the Research Services and its ability to produce commercially useful results cannot be assured;

(b)	Monash makes no representation and gives no warranties that any Developed IP will be patentable;

(c)	Monash is not required to make enquiries or undertake patent searches to ascertain whether any Developed IP or Background IP infringes any third party Intellectual Property Rights;

(d)	the Developed IP is a result of experimental research and as such, the Contracting Party must use its own judgement as to the applicability and appropriateness of the Developed IP for the Contracting Party’s intended use;

(e)	the Contracting Party assumes sole responsibility and risk in interpreting, using, exploiting and protecting the Developed IP (including any findings, results and recommendations contained within); and

(f)	given the above, to the maximum extent permitted by law, subject to clause 7.7 and notwithstanding anything else in this Agreement, Monash will not be liable to the Contracting Party for any loss or damage arising from:

(i)	Contracting Party’s (or any of its users) use of any Developed IP (including any findings, results and recommendations contained within); or

(ii)	Monash’s failure to perform work on time or within estimated costs, provided that Monash has exercised reasonable care and diligence in carrying out the Research Services.

Research Services Agreement Option 2 (June 2020)	Page 7 of 17

7.2	Developed IP and Background IP limitation on warranty

Monash makes no representations and gives no warranties that the Developed IP, Monash Background IP, or any Improvements to the Contracting Party’s Background IP when used by the Contracting Party in accordance with the terms of this Agreement or otherwise, will not infringe upon any third party Intellectual Property Rights.

7.3	Limitation of condition, guarantee or warranty

Monash will exercise all reasonable care and diligence in carrying out the Research Services but where permitted by law (including, without limitation, under the Competition and Consumer Act 2010) specifically excludes any condition, guarantee or warranty either express or implied, as to the standard or timeliness of work, the accuracy of, or fitness for a particular purpose of, the Research Services.

7.4	Limitation of liability

(a)	To the fullest extent permitted by law (including, without limitation, the Competition and Consumer Act 2010), Monash’s liability under any condition, guarantee or warranty which cannot legally be excluded is limited, at the option of Monash, to supplying the Research Services again or paying the cost of having the Research Services supplied again.

(b)	Monash’s liability under this Agreement is reduced to the extent that any damage, liability, loss or cost arises from or is attributable to any act or omission of the Contracting Party, its officers, employees, agents or contractors.

7.5	Contracting Party to bear responsibility and risk

The Contracting Party assumes sole responsibility and risk in interpreting, using and exploiting the Developed IP and any Improvements to its Background IP (including any findings, results and recommendations therein) and shall indemnify Monash and its officers, employees and agents against any actions, proceedings, suits, claims and demands arising from such interpretation, use or exploitation by the Contracting Party, its officers, employees, contractors, agents, successors, licensees or assigns; save to the extent such loss, damage or expense is directly attributable to any breach of this Agreement by Monash or any negligent, fraudulent, or unlawful act or omission by Monash.

7.6	Special, indirect or consequential loss or damage

To the fullest extent permitted by law, Monash will not be liable to the Contracting Party or any third party for any special, indirect or consequential loss or damage, or loss of anticipated profits, revenue, data or opportunity, arising from or in any way relating to this Agreement, whether in tort (including negligence), contract, statute, equity or otherwise.

7.7	Maximum liability

Notwithstanding any other clause in this Agreement and to the fullest extent permitted by law, Monash’s liability arising from its obligations under this Agreement or in any other manner related to this Agreement, whether in tort (including negligence), contract, statute, equity or otherwise, will not in the aggregate exceed the Fees and Expenses paid under this Agreement.

8.	Privacy

8.1	Each Party must handle any Personal Information relating to the Research Services or under this Agreement in accordance with the Privacy and Data Protection Act 2014 (Vic) and the Health Records Act 2001 (Vic), including the Information Privacy Principles and Health Privacy Principles, and any code of practice or guidelines made under these Acts, and must co-operate with all efforts by either Party to comply with these laws, codes and guidelines, including in response to a complaint or a suspected privacy breach.

Research Services Agreement Option 2 (June 2020)	Page 8 of 17

8.2	Where the Contracting Party discloses any Personal Information it receives from Monash, or it receives, creates or holds in connection with this Agreement, to any third party for the purposes of this Agreement, the Contracting Party must ensure that the third party is subject to enforceable obligations requiring the third party to comply with the obligations in this clause as if the third party were the Contracting Party, and to enforce these obligations against the third party if required to do so by Monash.

8.3	To the extent that:

(a)	the European Union’s General Data Protection Regulation (2016/679) (GDPR) is applicable to Monash or the Contracting Party (or both) in the context of this Agreement; and

(b)	GDPR provisions impose obligations on Monash or the Contracting Party (or both) which are additional to the obligations in clauses Error! Reference source not found. or 8.2 in respect of personal data as that term is defined in the GDPR, the Contracting Party shall comply with those GDPR provisions in addition to its obligations under clauses Error! Reference source not found. and 8.2.

8.4	The Contracting Party will indemnify and will continue to indemnify, defend and hold harmless Monash, its officers and employees from and against all claims, losses, liabilities, damages, settlements, expenses and costs (including reasonable legal costs) arising out of or relating to the Contracting Party’s breach of this clause 8 or a breach by any third party of the obligations it undertakes under clause 8.2.

9.	Confidentiality and Publication

9.1	Obligations of confidentiality

Each party (Receiving Party) receiving, possessing or otherwise acquiring Confidential Information of the other party (Disclosing Party) acknowledges that the Disclosing Party’s Confidential Information is the property of and confidential to or a trade secret of the Disclosing Party. The Receiving Party must:

(a)	keep the Disclosing Party’s Confidential Information confidential and not directly or indirectly disclose, divulge or communicate that Confidential Information to, or otherwise place that Confidential Information at the disposal of, any other person without the prior written approval of the Disclosing Party;

(b)	take all reasonable steps to secure and keep secure all Disclosing Party’s Confidential Information in its possession or control; and

(c)	not deliberately memorise, use, modify, reverse engineer or make copies, notes or records of the Disclosing Party’s Confidential Information for any purpose other than in connection with the performance by the Receiving Party of its obligations under this Agreement.

9.2	Publication rights

(a)	Monash may publish the Developed IP and include Incannex researchers as co-authors as appropriate. Monash should provide the Contracting Party with a thirty (30) day period in which to review each proposed publication to identify:

(i)	any inadvertent disclosure of the Contracting Party’s Confidential Information; and/or

(ii)	any disclosure of information created under the Research Services that is likely to prejudice the commercial exploitation of Developed IP.

(b)	If the Contracting Party notifies Monash in writing within the thirty (30) day period that the proposed publication should not be published due to clauses 9.2(a)(i) and/or 9.2(a)(ii), then the Parties agree that they will communicate with each other in good faith with a view to reaching agreement on whether the proposed publication can be published in some amended form. If the Contracting Party does not respond to Monash within the thirty (30) day period, approval to publish is deemed to be given.

9.3	The Contracting Party shall not publish, or make a public statement about, any findings, results, outcomes or recommendations arising from the Research Services in association with the name, trade marks or logos of Monash or the name of Monash staff, without the express written approval of Monash.

9.4	The Contracting Party shall not represent that Monash or any Monash staff in any way endorse, support or approve of, any products, services, intellectual property or business of the Contracting Party, unless Monash has given its express written consent to such representation.

Research Services Agreement Option 2 (June 2020)	Page 9 of 17

10.	Force Majeure

10.1	Neither party will be liable for any delay or failure to perform its obligations under this Agreement where such delay or failure is due to any event beyond that party’s reasonable control including by reason of any of the following: labour disturbances, shortages or disputes of any kind; natural disasters; national emergencies; government directives or restrictions; civil disorders; acts of war or aggression; acts of God; failure of utilities; mechanical breakdowns; material shortages; epidemics; pandemics (including but not limited to COVID-19); or similar occurrences (Force Majeure Event). This clause does not apply to the Contracting Party’s obligation to pay the Fees and Expenses.

10.2	The Party unable to perform its obligations as a result of a Force Majeure Event must:

(a)	notify the other Party promptly of any delay or failure to perform referred to in clause 10.1; and

(b)	use reasonable endeavours to resume performance in accordance with this Agreement as soon as practically possible.

11.	Dispute Resolution

11.1	The Parties will attempt to resolve any dispute arising under this Agreement by negotiation in good faith, initiated by one Party giving written notice of the dispute to the other Party.

11.2	If a dispute remains unresolved within thirty (30) Business Days of a Party receiving written notice of the dispute, the Parties will refer the dispute to mediation. The mediator will be appointed jointly by the Parties or, where the Parties cannot agree, nominated by the then President of the Law Institute of Victoria or if not then in operation, a like organisation to be agreed between the Parties. All costs of the mediation shall be borne equally by the Parties, and the Parties shall bear their own legal costs.

11.3	In the event the dispute is not resolved by mediation within twenty (20) Business Days after the appointment of the mediator, or such further time as the Parties agree in writing, a Party may then commence proceedings in relation to the dispute.

11.4	Notwithstanding the existence of a dispute, the Parties must continue to perform their obligations under this Agreement.

11.5	Nothing in this clause 11 shall be taken as preventing a Party from commencing a proceeding for urgent interlocutory relief or from terminating this Agreement in accordance with clause 12.

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12.	Termination

12.1	Either Party (Terminating Party) may terminate this Agreement immediately by notice in writing to the other Party (Defaulting Party) if:

(a)	the Defaulting Party is in breach of this Agreement and the Defaulting Party fails to remedy the breach, where it is capable of remedy, within 20 Business Days of receiving written notice of the breach from the Terminating Party;

(b)	the Defaulting Party is in breach of this Agreement and the breach is not capable of remedy;

(c)	an Insolvency Event occurs in relation to the Defaulting Party; or

(d)	the Parties agree that the Milestones will not be met, whether because it appears the outcomes will not be attained or for technical reasons the work should not continue.

12.2	Monash may terminate this Agreement immediately by notice in writing if the Contracting Party breaches clause 13.11.

12.3	Upon termination of this Agreement for any reason:

(a)	each Party must immediately cease using the other Party’s Confidential Information and promptly return to the other Party its Confidential Information or, if requested by the other Party, destroy it;

(b)	in the case of termination pursuant to clause 12.1(d), the Contracting Party will meet payments due to Monash up to the effective date of termination, plus the reasonable costs and committed expenses of Monash which cannot be avoided notwithstanding the termination; and

(c)	the termination will be without prejudice to any other remedies available to any Party.

13.	General

13.1	Nature of obligations

(a)	Any provision in this Agreement which binds more than one person binds all of those persons jointly and each of them severally.

(b)	Each obligation imposed on a Party by this Agreement in favour of another is a separate obligation.

13.2	Entire understanding

This Agreement contains the entire understanding between the Parties concerning the subject matter of this Agreement and supersedes, terminates, and replaces all prior agreements between the Parties.

13.3	Further assurances

A Party, at its own expense and within a reasonable time of being requested by the other Party to do so, must do all things and execute all documents that are reasonably necessary to give full effect to this Agreement.

13.4	No waiver

(a)	A failure, delay, relaxation or indulgence by a Party in exercising any power or right conferred on the Party by this Agreement does not operate as a waiver of the power or right.

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(b)	A single or partial exercise of the power or right does not preclude a further exercise of it or the exercise of any other power or right under this Agreement.

(c)	A waiver of a breach does not operate as a waiver of any other breach.

13.5	Severability

Any provision of this Agreement which is invalid in any jurisdiction must, in relation to that jurisdiction:

(a)	be read down to the minimum extent necessary to achieve its validity, if applicable; and

(b)	be severed from this Agreement in any other case,

without invalidating or affecting the remaining provisions of this Agreement or the validity of that provision in any other jurisdiction.

13.6	No assignment

A Party cannot assign or otherwise transfer the benefit of this Agreement without the prior written consent of the other party.

13.7	Consents and approvals

Where anything depends on the consent or approval of a party then, unless this Agreement provides otherwise, that consent or approval may be given conditionally or unconditionally or withheld, in the absolute discretion of that party.

13.8	No variation

This Agreement cannot be amended or varied except in writing signed by the Parties.

13.9	Governing law and jurisdiction

(a)	This Agreement is governed by and must be construed in accordance with the laws in force in the State of Victoria, Australia.

(b)	The Parties submit to the exclusive jurisdiction of the courts of that State and the Commonwealth of Australia in respect of all matters arising out of or relating to this Agreement, its performance or subject matter.

13.10	Notices

All notices to be served under this Agreement:

(a)	may be served personally, via email, or sent by express post to the address of the recipient as set out in the Details (or to such alternative address which has been notified by the recipient to the sender); and

(b)	will be deemed to have been given:

(i)	if served personally, on the date upon which it is served;

(ii)	if sent by email, upon receipt by the sender of confirmation that the notice has been sent in its entirety to the recipient; and

Research Services Agreement Option 2 (June 2020)	Page 12 of 17

(iii)	if sent by express post, two Business Days after the date of posting.

13.11	Sanctions

(a)	Where the Contracting Party is an Australian entity or person:

The Parties acknowledges their obligations under Australian sanctions laws, including but not limited to those arising under the Charter of the United Nations Act 1945 (Cth) and the Autonomous Sanctions Act 2011 (Cth), and undertake to comply with those obligations.

(b)	Where the Contracting Party is not an Australian entity or person:

The Contracting Party undertakes not to engage in any act which may result in Monash contravening an Australian Sanctions Law.

13.12	Electronic Signing and Counterparts

(a)	Each Party agrees that this Agreement may be executed by electronic signature (regardless of the form of electronic signature utilised) and that this method of signature is conclusive of the Parties’ intention to be bound by this Agreement as if physical signing had occurred.

(b)	This Agreement may be executed in any number of counterparts and by the Parties on separate counterparts. Each counterpart constitutes the agreement of each Party who has executed and delivered that counterpart. Each Party may communicate its execution of this Agreement by successfully transmitting an executed copy of the Agreement by an electronic method to each Party.

13.13	Relationship of parties

The Parties are independent contracting parties and nothing in this Agreement may be construed as creating a relationship of partnership, joint venture, employer and employee, principal and agent, or trustee and beneficiary, nor does it grant either Party any authority to assume or to create any obligation on behalf of, or in the name of, the other Party.

13.14	Survival of obligations

Clauses 4, 5.2, 6, 7, 8, 9, 11, 12.3 and 13 survive expiry or termination of this Agreement.

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Annexure A

Project Title: Neuroprotective effect of the combination of cannabidiol and isoflurane in mild traumatic brain injury

Project goal: Determine the neuroprotective effect of the combination of cannabidiol (CBD) and isoflurane in a rodent model of mild traumatic brain injury (mTBI).

Research Team: Stuart McDonald, PhD; Richelle Mychasiuk, PhD; Sandy Shultz, PhD. Department of Neuroscience, Monash University.

Aim: Compare the therapeutic benefit of the combination of CBD and isoflurane to placebo and each drug in isolation in a rodent model of mTBI.

Overall Study Design:

Injury model: Lateral Impact (LI) model of mTBI.

●	[***] [***]

Treatments:

●	[***]

●	[***]

Groups:

Group	Injury	Isoflurane	CBD
1	Sham	[***]	[***]
2	Sham	[***]	[***]
3	Mild TBI	[***]	[***]
4	Mild TBI	[***]	[***]
5	Mild TBI	[***]	[***]
6	Mild TBI	[***]	[***]

Housing: 3 rats per cage. Rats separated by sex and CBD treatment (to avoid potential impact of coprophagy).

Research Services Agreement Option 2 (June 2020)	Page 14 of 17

Phase 1: Effect of CBD and isoflurane treatment on neurobehavioural, neuroimaging and blood biomarker outcomes after mild TBI.

Rats: [***]

Cohort size/number: [***]

Endpoint: [***]

Outcomes:

o	Behaviour
■	Sensorimotor ability
●	Rotarod (daily)
■	Spatial memory
●	Y-maze
●	Novel object
●	Water maze
■	Locomotion
●	Open field
■	Anxiety
●	Elevated plus maze
●	Open field
■	Pain
●	Hot-cold plate

o	Blood biomarkers (serum @5d and @10d)
■	Axonal Injury
●	NfL

o	Ex vivo MRI @ 10d
■	T2-weighted imaging
●	Brain volumetrics
■	Diffusion Tensor Imaging
●	Tract-based spatial statistics (white matter integrity)

Phase 1 Study timeline/overview

Research Services Agreement Option 2 (June 2020)	Page 15 of 17

Phase 1 Specific Deliverables:

Report 1: At the conclusion of Phase 1 behaviour and biomarker data collection, estimated [***]months from ethics approval date, a word document including analysed data (i.e. figures/tables and statistical analyses) will be provided to Incannex. This report will contain data from the [***]. The following analysed data will be presented. Raw data will be available upon request.

Outcome	Details
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Report 2: Analyzed MRI data from phase 1 rats will be presented a word document including analysed data (i.e. figures/tables and statistical analyses). Raw data will be available upon request. Estimated delivery date six months from animal ethics clearance. The following analysed data will be presented.

Outcome	Details
[***]	[***]
[***]	[***]

Phase 2: Effect of CBD and isoflurane treatment on acute neuropathological outcomes.

Rats: [***]

Cohort size/number: [***]

Endpoint: [***]

Outcomes:

o	Immunohistochemistry (coronal sections) for quantification of:
■	Neuroinflammation
●	Microglial activation: Iba1
●	Astrocyte reactivity: GFAP
■	Axonal Injury
●	Amyloid Precursor Protein (APP)
■	Oxidative Stress
●	4-hydoxynonenal (4-HNE)

o	Blood biomarkers (serum @2d)
■	Axonal Injury
●	NfL

Research Services Agreement Option 2 (June 2020)	Page 16 of 17

Phase 2 Study timeline/overview:

Phase 2 Specific Deliverables:

At the conclusion of Phase 2, a word document including analysed data (i.e. figures/tables and statistical analyses) will be provided to Incannex. This report will contain data from the [***]rat study. Specifically, the following analysed data will be presented. Raw data will be available upon request.

Outcome	Details
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Phase 2 expected delivery date: Four months from Incannex notification to proceed with Phase 2.

Research Services Agreement Option 2 (June 2020)	Page 17 of 17

Certificate Of Completion

Envelope Id: B607E245211D446DB55EF6A5C959121D		Status: Completed
Subject: Please DocuSign: Incannex RSA LEX 6325 Monash Draft final clean 08-02-2021.docx
Source Envelope:
Document Pages: 17	Signatures: 1	Envelope Originator:
Certificate Pages: 1	Initials: 0	Natasha Elford
AutoNav: Enabled		Monash University
EnvelopeId Stamping: Enabled		Clayton, Victoria 3008
Time Zone: (UTC+10:00) Canberra, Melbourne, Sydney		[***]
IP Address: 49.127.100.9

Record Tracking

Status: Original	Holder: Natasha Elford	Location: DocuSign
26-02-2021 | 11:29	Natasha.Elford@monash.edu

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